UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 5, 2004

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9244 Balboa Avenue San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2004, Maxwell Technologies, Inc. (the “Company”) entered into a stock purchase agreement (the “Agreement”) with the following entities (collectively, the “Purchasers”):

(1) MassMutual Strategic Balanced Fund, (2) Citi FCP CitiEquity US Value Fund, (3) ING Salomon Brothers All Cap Portfolio, (4) Salomon Brothers Global Horizons US Fundamental Value Fund, (5) GS Series Fundamental Value Fund, (6) TA Idex Salomon All Cap Fund, (7) ING Salomon Brothers Fundamental Value Portfolio, (8) Salomon Brothers All Cap Value Fund, (9) ATSF Salomon All Cap, (10) Salomon Brothers Variable All Cap Value Fund, (11) Smith Barney Fundamental Value Fund, (12) GS Series Salomon Brothers Variable All Cap Value Fund, and (13) State of New Mexico State Investment Council.

Pursuant to the Agreement, the Company agreed to sell to the Purchasers an aggregate of 1,189,189 registered shares (the “Shares”) of the Company’s common stock, at a purchase price of $9.25 per share. The Agreement provides for the Shares to be sold directly to the Purchasers in a negotiated transaction in which no party will act as an underwriter. The Shares have previously been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on September 8, 2004. The Registration Statement was declared effective by the Commission on October 28, 2004. The sale of Shares contemplated by the Agreement closed on November 9, 2004, resulting in gross proceeds to the Company of approximately $11,000,000 (before deducting offering expenses). A prospectus supplement describing the offering and sale of the Shares was filed with the Commission on November 9, 2004.

On November 9, 2004, the Company issued a press release announcing the closing of the sale of the Shares. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2004, the Company issued a press release announcing its financial results for the three-month period ended September 30, 2004. A copy of that press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document
99.1	Press release issued by Maxwell Technologies, Inc. on November 9, 2004

99.2	Press release issued by Maxwell Technologies, Inc. on November 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: November 9, 2004	By:	/s/ Tesfaye Hailemichael
Tesfaye Hailemichael
Vice President, Finance, Treasurer and Chief Financial Officer

MAXWELL TECHNOLOGIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description
99.1	Press release issued by Maxwell Technologies, Inc. on November 9, 2004

99.2	Press release issued by Maxwell Technologies, Inc. on November 9, 2004